                           [MARINER HEALTH CARE LOGO]


                                                                    EXHIBIT 99.1
-------------------------------------------------------------------------------




                              FOR IMMEDIATE RELEASE

Contact:      Mariner Health Care, Inc.
              Boyd Gentry
              Senior Vice President and Treasurer
              678-443-6872


                           MARINER HEALTH CARE REPORTS
                           2004 FIRST QUARTER RESULTS
                                       ---
         FIRST QUARTER ADJUSTED EBITDA INCREASED 44.4% TO $25.6 MILLION
                                       ---

ATLANTA, GEORGIA - May 10, 2004 - Mariner Health Care, Inc. ("Mariner") (OTCBB:
MHCA) today announced net income for the 2004 first quarter of $6.2 million as compared to $2.8 million for the comparable 2003 period. Revenues decreased 3.4% to $408.8 million from $423.2 million for the same period last year, primarily due to facilities divested during the three months ended December 31, 2003. For facilities operated at March 31, 2004, revenues increased 8.7% to $408.3 million from $375.7 million for the three months ended March 31, 2003. Mariner achieved a significant 44.4% improvement in Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization, and certain divestiture related items) to $25.6 million for the first quarter ended March 31, 2004 as compared to $17.7 million for the same period in 2003. For a detailed derivation of Adjusted EBITDA, please refer to the Adjusted EBITDA Reconciliation Schedule attached hereto.

Mariner also continued to improve its higher acuity patient mix during the first quarter of 2004. For facilities operated at March 31, 2004, average skilled census increased 4.4% over the comparable previous year first quarter, resulting in a $4.2 million increase in revenues. As a percentage of total revenues, same facility Medicare revenues continued to grow, increasing to 33.3% for the first quarter of 2004 from 31.7% for the first quarter of 2003 as a result of the October 2003 rate change for skilled nursing facilities and census increases. Same facility Medicare revenues associated with Mariner's skilled nursing and long-term acute care hospital segments accounted for 26.8% and 6.5% of total revenues, respectively, for the first quarter of 2004 compared to 25.3% and 6.4% of total revenues, respectively for the first quarter of 2003.

"I am pleased with our continued progress during the first quarter," said C. Christian Winkle, Chief Executive Officer. "Profitability of both our skilled nursing facility and long-term acute care hospital groups continued to show improvement during the quarter. For the first quarter of 2004, our Adjusted EBITDA margin improved to 6.3% from 4.2% from the same period last year. This improvement reflects the success of our operational strategies including continued focus on increasing our higher acuity patient base, as well as our successful transition to the new prospective payment system for long-term acute care hospitals."


ABOUT MARINER HEALTH CARE

Mariner is headquartered in Atlanta, Georgia. At first quarter-end 2004 certain of its subsidiaries and affiliates owned and/or operated 262 skilled nursing and assisted living facilities as well as 11 long-term acute care hospitals representing approximately 31,700 beds across the country.

Mariner Health Care Reports
First Quarter 2004 Results
May 10, 2004
Page 2


                                     *******

Certain statements in this press release may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA"), or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of the PSLRA. Any such forward-looking statements reflect our beliefs and assumptions and are based on information currently available to us. Forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. Mariner cautions investors that any forward-looking statements we make are not guarantees or indicative of future performance. For additional information regarding factors that may cause our results of operations to differ materially from those presented herein, please see "Risk Factors" contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

You can identify forward-looking statements as those that are not historical in nature, particularly those that use terminology such as "may," "will," "should," "expect," "anticipate," "contemplate," "estimate," "believe," "plan," "project," "predict," "potential" or "continue," or the negative of these, or similar terms.


Any subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth or referred to above, as well as the risk factors contained in our Annual Report for the year ended December 31, 2003 on Form 10-K. Except as required by law, we disclaim any obligation to update such statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.


                                    *******

                            MARINER HEALTH CARE, INC.
               CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS DATA
                     AND SUPPLEMENTAL FINANCIAL INFORMATION
            (in thousands, except percentages and per share amounts)
                                   (unaudited)


                                                                            FIRST QUARTER       FIRST QUARTER
                                                                                ENDED               ENDED
                                                                               MARCH 31,           MARCH 31,
                                                                                2004                2003
                                                                             -----------        --------------
Statement of Operations Data:
     Net revenue                                                             $ 408,808            $ 423,156
     Costs and expenses:
         Operating expenses:
              Wage and related costs                                           235,123              254,735
              Supplies                                                          23,288               24,794
              Insurance                                                         16,041               20,540
              Provision for bad debt                                             3,020                4,377
              Rent expense                                                       8,260                8,810
              Other                                                             71,128               71,730
                                                                             ---------            ---------
                 Total operating expenses                                      356,860              384,986
         General and administrative expenses                                    26,374               22,733
         Depreciation and amortization                                           9,705                8,593
                                                                             ---------            ---------
                Total costs and expenses                                       392,939              416,312
                                                                             ---------            ---------
     Operating income                                                           15,869                6,844
     Other income (expenses)
         Interest expense                                                       (9,218)              (8,213)
         Interest income                                                           751                  828
         Other                                                                      27                  (50)
                                                                             ---------            ---------
     Income (loss)  from continuing operations before taxes                      7,429                 (591)
     Income tax provision (benefit)                                                893                 (238)
                                                                             ---------            ---------
     Income (loss)  from continuing operations                                   6,536                 (353)
     Discontinued operations
         (Loss) gain on sale of discontinued operations, net of tax                (79)               3,600
         Loss from discontinued operations, net of tax                            (228)                (479)
                                                                             ---------            ---------
     Net income                                                              $   6,229            $   2,768
                                                                             =========            =========
     Earnings (loss) per share - basic:
         Income (loss) from continuing operations                            $    0.33            $   (0.02)
         (Loss) gain on sale from discontinued operations                        (0.01)                0.18
         Loss from discontinued operations                                       (0.01)               (0.02)
                                                                             ---------            ---------
     Net income per share                                                    $    0.31            $    0.14
                                                                             =========            =========
     Weighted average common shares outstanding - basic                         20,008               20,000
                                                                             =========            =========
     Earnings (loss) per share - diluted:
         Income (loss)  from continuing operations                           $    0.32            $   (0.02)
         (Loss) gain on sale from discontinued operations                        (0.01)                0.18
         (Loss) from discontinued operations                                     (0.01)               (0.02)
                                                                             ---------            ---------
     Net income per share                                                    $    0.30            $    0.14
                                                                             =========            =========
     Weighted average common shares outstanding  - diluted                      20,452               20,000
                                                                             =========            =========

Operating statistics:
     Sources of revenue:
         Medicaid                                                                 45.8%                47.4%
         Medicare                                                                 35.6%                34.0%
         Private and other                                                        18.6%                18.6%
     EBITDA                                                                  $  25,294            $  18,508
     Adjusted EBITDA                                                         $  25,601            $  17,732

                            MARINER HEALTH CARE, INC
               CONDENSED CONSOLIDATED BALANCE SHEET AND OTHER DATA
                        (in thousands, except other data)



                                                                                     MARCH 31,         DECEMBER 31,
                                                                                       2004                2003
                                                                                    ----------         ------------
                                                                                    (UNAUDITED)
                                ASSETS
Current assets
    Cash and cash equivalents                                                       $   20,262          $   41,934
    Receivables, net of allowance for doubtful accounts                                248,488             234,098
    Prepaid expenses and other current assets                                           23,466              25,396
                                                                                    ----------          ----------
       Total current assets                                                            292,216             301,428

Property and equipment, net                                                            541,253             544,356
Reorganization value in excess of amounts allocable to identifiable assets             192,771             192,771
Goodwill, net                                                                            6,797               6,797
Restricted investments                                                                  19,764              19,300
Other assets                                                                            36,576              43,082
                                                                                    ----------          ----------
        Total assets                                                                $1,089,377          $1,107,734
                                                                                    ==========          ==========

                    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
    Current maturities of long-term debt                                            $    9,478          $    9,663
    Accounts payable                                                                    49,603              69,914
    Accrued compensation and benefits                                                   68,543              69,330
    Accrued insurance obligations                                                       60,000              54,315
    Other current liabilities                                                           56,241              42,202
                                                                                    ----------          ----------
       Total current liabilities                                                       243,865             245,424

Long-term debt, net of current maturities                                              375,803             379,973
Long-term insurance reserves                                                           178,654             191,124
Other liabilities                                                                       25,217              31,741
Minority interest                                                                        3,324               3,319
                                                                                    ----------          ----------
       Total liabilities                                                               826,863             851,581

Stockholders' equity                                                                   262,514             256,153
                                                                                    ----------          ----------
       Total liabilities and stockholders' equity                                   $1,089,377          $1,107,734
                                                                                    ==========          ==========


Other data (skilled nursing facilities and assisted living facilities):

     Number of facilities (end of period):
        Owned                                                                              184                 184
        Leased                                                                              75                  76
        Managed                                                                              3                   4
                                                                                    ----------          ----------
                                                                                           262                 264
                                                                                    ==========          ==========

     Number of beds (end of period):
        Owned                                                                           22,244              22,262
        Leased                                                                           8,596               8,686
        Managed                                                                            276                 541
                                                                                    ----------          ----------
                                                                                        31,116              31,489
                                                                                    ==========          ==========

                            MARINER HEALTH CARE, INC
                       SUPPLEMENTAL FINANCIAL INFORMATION
                                 (in thousands)
                                   (unaudited)

                     ADJUSTED EBITDA RECONCILIATION SCHEDULE


                                                                                   FIRST QUARTER      FIRST QUARTER
                                                                                       ENDED              ENDED
                                                                                     MARCH 31,            MARCH 31,
                                                                                       2004               2003
                                                                                   -------------      -------------
Net income                                                                          $    6,229          $    2,768
Add back:
    Provision (benefit) for income taxes                                                   893                (238)
    Interest expense                                                                     9,218               8,213
    Interest income                                                                       (751)               (828)
    Depreciation and amortization                                                        9,705               8,593
                                                                                    ----------          ----------
EBITDA                                                                                  25,294              18,508

Adjustments:
    Loss (gain) on sale of discontinued operations, net of tax                              79              (3,600)
    Loss from discontinued operations, net of tax                                          228                 479
    Loss from operations of divested facilities (a)                                         --               2,345
                                                                                    ----------          ----------
Adjusted EBITDA                                                                     $   25,601          $   17,732
                                                                                    ==========          ==========

 (a) This amount relates to loss from operations on facilities that did not qualify for discontinued operations.



EBITDA (which we calculate as net income before taxes, interest expense, interest income, and depreciation and amortization) and Adjusted EBITDA (which we calculate as EBITDA excluding (loss) gain on sale of discontinued operations, net of tax, loss from discontinued operations, net of tax and loss from operations of divested facilities) are non-GAAP financial measures. For purposes of Regulation G ("Regulation G") promulgated by the Securities and Exchange Commission, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, statement of stockholders' equity, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measure, which we believe is net (loss) income. Management believes that the presentation of EBITDA and Adjusted EBITDA provide useful information to investors regarding our results of operations because (i) they are useful for trending, analyzing and benchmarking the performance and value of our business, and (ii) Adjusted EBITDA is the means used to calculate compliance with certain ratios appearing in our senior credit facility and the indenture governing our outstanding senior subordinated notes. EBITDA and Adjusted EBITDA should be considered in addition to, not as substitutes for, or superior to, GAAP financial measures or as indicators of operating performance.

                            MARINER HEALTH CARE, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION

                            (AS REPORTED - UNAUDITED)


                                                                                   FIRST QUARTER       FIRST QUARTER
                                                                                       ENDED               ENDED
                                                                                      MARCH 31,          MARCH 31,
                                                                                       2004                2003
                                                                                   -------------       -------------
NET REVENUE (in thousands):
  Skilled Nursing Services
    Medicaid                                                                        $  186,635          $  198,367
    Medicare - Part A                                                                  109,244             110,298
    Private & other                                                                     79,611              84,735
                                                                                    ----------          ----------
  Subtotal                                                                             375,490             393,400

  LTAC                                                                                  33,245              29,324
  Other                                                                                     73                 432
                                                                                    ----------          ----------
  Total                                                                             $  408,808          $  423,156
                                                                                    ==========          ==========


PATIENT DAYS (in thousands):
  Skilled Nursing Services
    Medicaid                                                                             1,583               1,747
    Medicare - Part A                                                                      336                 373
    Private & other                                                                        440                 509
                                                                                    ----------          ----------
  Total                                                                                  2,359               2,629
                                                                                    ==========          ==========


PER DIEM RATE (including ancillaries):
  Skilled Nursing Services
    Medicaid                                                                        $   117.93          $   113.52
    Medicare - Part A                                                                   325.30              295.32
    Private & other                                                                     181.09              166.50
                                                                                    ----------          ----------
  Total                                                                         (a) $   159.24          $   149.59
                                                                                    ==========          ==========

Occupancy - Skilled Nursing Services                                                      85.0%               85.5%
                                                                                    ==========          ==========




(a)      Weighted average rates.

For all periods presented, amounts have been adjusted to exclude discontinued operations.

                            MARINER HEALTH CARE, INC.
                       SUPPLEMENTAL FINANCIAL INFORMATION

                     (SAME FACILITY OPERATIONS - UNAUDITED)



                                                                                  FIRST QUARTER        FIRST QUARTER
                                                                                      ENDED               ENDED
                                                                                     MARCH 31,            MARCH 31,
                                                                                       2004                 2003
                                                                                  --------------       ------------
NET REVENUE (in thousands):
  Skilled Nursing Services
    Medicaid                                                                        $  186,243          $  175,433
    Medicare - Part A                                                                  109,244              95,019
    Private & other                                                                     79,514              75,493
                                                                                    ----------          ----------
  Subtotal                                                                             375,001             345,945

  LTAC                                                                                  33,245              29,324
  Other                                                                                     73                 432
                                                                                    ----------          ----------
  Total                                                                             $  408,319          $  375,701
                                                                                    ==========          ==========


PATIENT DAYS (in thousands):
  Skilled Nursing Services
    Medicaid                                                                             1,583               1,588
    Medicare - Part A                                                                      336                 322
    Private & other                                                                        439                 457
                                                                                    ----------          ----------
  Total                                                                                  2,358               2,367
                                                                                    ==========          ==========


PER DIEM RATE (including ancillaries):
  Skilled Nursing Services
    Medicaid                                                                        $   117.68          $   110.48
    Medicare - Part A                                                                   325.30              295.41
    Private & other                                                                     181.04              165.10

                                                                                    ----------          ----------
  Total                                                                         (a) $   159.06          $   146.16
                                                                                    ==========          ==========


Occupancy - Skilled Nursing Services                                                      85.0%               85.6%
                                                                                    ==========          ==========




(a)      Weighted average rates.